UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

BITNILE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11411 Southern Highland Parkway, Suite 240 Las Vegas, Nevada		89141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 444-5464

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NILE	NYSE American LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

BitNile Holdings, Inc.

Item 3.03.	Material Modification to Rights of Security Holders.

On May 25, 2022, BitNile Holdings, Inc. (the “Company”) filed a Certificate of Designation, Rights and Preferences (the “Certificate of Designation”) with the Secretary of State of the State of Delaware to establish the preferences, voting powers, limitations as to dividends or other distributions, qualifications, terms and conditions of redemption and other terms and conditions of the Company’s 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock (the “Series D Preferred Stock”).

To the extent the Company issues its Series D Preferred Stock, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock, par value $0.001 per share (“Common Stock”), or any shares of other stock of the Company that rank junior to or on parity with the Series D Preferred Stock either as to the payment of dividends and/or as to the distribution of assets upon the liquidation, dissolution or winding up of the Company will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series D Preferred Stock.

The terms of the Series D Preferred Stock, including such restrictions, are more fully described in Item 5.03 below, and this description is qualified in its entirety by reference to the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2022, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware to establish the preferences, voting powers, limitations as to dividends or other distributions, qualifications, terms and conditions of redemption and other terms and conditions of the Series D Preferred Stock. The following is a summary description of those terms and the general effect of the issuance of the shares of Series D Preferred Stock on the Company's other classes of registered securities.

The Series D Preferred Stock will, as to dividend rights and rights as to the distribution of assets upon the Company’s liquidation, dissolution or winding-up, rank: (1) senior to all classes or series of Common Stock and to all other equity securities issued by the Company other than equity securities referred to in clauses (2) and (3); (2) on parity with any future class or series of the Company’s equity securities expressly designated as ranking on parity with the Series D Preferred Stock, including the Company’s Series A Cumulative Redeemable Perpetual Preferred Stock and Series C Convertible Redeemable Preferred Stock; (3) junior to the Company’s Series B Convertible Preferred Stock and all equity securities issued by the Company expressly designated as ranking senior to the Series D Preferred Stock; and (4) junior to all the Company’s existing and future indebtedness.

To the extent the shares of Series D Preferred Stock are issued, the Company will pay cumulative cash dividends on the Series D Preferred Stock when, as and if declared by its board of directors (or a duly authorized committee of its board of directors), only out of funds legally available for payment of dividends. Dividends on the Series D Preferred Stock will accrue on the stated amount of $25.00 per share of the Series D Preferred Stock at a rate per annum equal to 13.00% (equivalent to $3.25 per year), payable monthly in arrears.

The Series D Preferred Stock is redeemable by the Company under certain circumstances. Holders of shares of the Series D Preferred Stock generally will have no voting rights, except as required by law and as provided in the Certificate of Designation. Voting rights for holders of the Series D Preferred Stock exist primarily with respect to material and adverse changes in the terms of the Series D Preferred Stock and the creation of additional classes or series of preferred stock that rank senior to the Series D Preferred Stock.

Further, unless the Company has received the approval of two-thirds of the votes entitled to be cast by the holders of Series D Preferred Stock, the Company will not effect any consummation of a binding share exchange or reclassification of the Series D Preferred Stock or a merger or consolidation of the Company with another entity, unless (a) the shares of Series D Preferred Stock remain outstanding or, in the case of a merger or consolidation with respect to which the Company is not the surviving entity, the shares of Series D Preferred Stock are converted into or exchanged for preference securities, or (b) such shares remain outstanding or such preference securities are not materially less favorable than the Series D Preferred Stock immediately prior to such consummation.

The Certificate of Designation became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K. The above description of the Certificate of Designation is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation, Preferences and Rights relating to the 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, dated May 25, 2022 (incorporated by reference to Exhibit 3.6 of BitNile Holdings, Inc.’s Form 8-A (File No. 001-12711), filed on May 26, 2022).
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE HOLDINGS, INC.

Dated: June 1, 2022	By:	/s/ Henry Nisser
		Name:	Henry Nisser
		Title:	President and General Counsel

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